Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Randall Letcavage, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the quarterly report on Form 10-Q of Premier Holding Corporation for the period ended September 30, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Avant Diagnostics, Inc.

By: /s/ Randall Letcavage

Randall Letcavage

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

Date: November 23, 2015